Exhibit 10.13

SECOND AMENDMENT OF AGREEMENT OF PURCHASE AND SALE

THIS SECOND AMENDMENT OF AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made effective as of February 1, 2016 (the “Effective Date”), by and among the four undersigned sellers (“Sellers”), and MVP Denver 1935 Sherman, LLC, a Nevada limited liability company (“Buyer”).

RECITALS:

1. Sellers and Buyer entered into that mutual Agreement of Purchase and Sale (“PSA”) dated November 19, 2015, whereby Sellers agreed to sell and Buyer agreed to purchase the real property in the City and County of Denver, Colorado, legally described in Exhibit A hereto.

2. Sellers and Buyer entered into that mutual First Amendment of Agreement of Purchase and Sale, dated as of January 20, 2016, which extended the Inspection Period pursuant to the PSA to February 2, 2016, and the Closing Date pursuant to the PSA to February 8, 2016.

3. Sellers and Buyer mutually desire to further extend such contractual dates and deadlines.

AGREEMENT:

In consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The PSA is hereby further amended by extending the Inspection Period from February 2, 2016 to March 1, 2016.

2. The PSA is hereby further amended by extending the Closing Date from February 8, 2016 to March 7, 2016. Upon mutual written consent of Sellers and Buyer, the Closing may occur sooner than March 7, 2016.

3. In all other respects, the PSA shall continue in full force and effect.

4. Any capitalized word not defined herein shall have the meaning given to it in the PSA, if any, except to the extent modified herein.

5. The parties hereto may execute this Amendment in one or more counterparts. Each such counterpart shall be deemed as an original and, considered together, shall constitute the same instrument. The parties hereto shall accept photocopy and PDF versions of this Amendment as an original.

1

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:

Robert A. Bruhn, Jr.

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

By:
Name:
Title:

2

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:

Robert A. Bruhn, Jr.

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

By:
Name:
Title:

2

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:

Robert A. Bruhn, Jr.

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

By:
Name:
Title:

2

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:

Robert A. Bruhn, Jr.

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

By:
Name:
Title:

2

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:

Robert A. Bruhn, Jr.

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

By:

Name:	Michael Shustek
Title:	Mgr.

2

Exhibit A

Legal Description

Lots 23, 24, 25, 26, 27 and 28, Block 32,

H.C. Brown’s Addition to Denver,

City and County of Denver,

State of Colorado

3